Guarantee Liabilities	12 Months Ended
Dec. 31, 2018
Guarantees And Product Warranties [Abstract]
Guarantee Liabilities

11. Guarantee liabilities

The movement of guarantee liabilities is as follows:

	For the years ended December 31,
	2017	2018
	RMB	RMB	US$
Balance at beginning of the year	6,207,812	46,981,325	6,833,150
Fair value of guarantee liabilities upon the inception of new loans	119,683,496	526,265,099	76,542,084
Performed guarantee	(124,798,134)	(387,234,512)	(56,320,924)
Change in fair value of guarantee liabilities	45,888,151	116,592,666	16,957,700
Balance at end of the year	46,981,325	302,604,578	44,012,010

As of December 31, 2017 and 2018, the maximum potential undiscounted future payment the Company would be required to make was RMB 2,082 million and RMB 10,703 million (US$ 1,557 million), respectively. The term of the guarantee is the same as the term of loans facilitated under the arrangements with the Funding Partners, which ranges from 7 days to 4 years, as of December 31, 2018.